Exhibit 10.11

CIRRUS LOGIC, INC. 2006 STOCK INCENTIVE PLAN

NOTICE OF GRANT OF PERFORMANCE AWARD

Holder’s Name:	FIRST NAME LAST NAME

Holder’s Address:	ADDRESS LINE 1
ADDRESS LINE 2
ADDRESS LINE 3
CITY, STATE ZIPCODE COUNTRY

You (“Holder”) are hereby granted a performance award (this “Performance Award”) of Performance-Based Restricted Stock Units (“PBRSUs”), whereby each PBRSU represents the right to receive shares of Common Stock of Cirrus Logic, Inc. following the applicable vesting date, subject to the terms and conditions of the Cirrus Logic, Inc. 2006 Stock Incentive Plan (the “Plan”) and the related Performance Award Agreement (the “Performance Award Agreement”), as set forth below. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan. The term “Performance Award” shall have the same meaning as the term “Performance Award” set forth in the Plan, and this Award, the Performance Award Agreement, and the Plan shall each be interpreted accordingly.

Grant Number:	OPTION NUMBER

Date of Grant:	OPTION DATE

Target Number of Performance Awards Granted:	TOTAL SHARES GRANTED

Maximum Number of PBRSUs:	MAX SHARES GRANTED

Performance Period:	PERFORMANCE PERIOD

Performance Measures:	Relative Total Shareholder Return as defined by the Company’s Compensation Committee on %%COMP APPROVAL DATE

Expiration Date to Accept:	2 business days prior to vest date

Failure to execute and return the documents applicable to this Award before the Expiration Date to Accept set forth above will render this Award and the grant of the Performance Award invalid.

By your signature or electronic acceptance of this Notice of Grant and the signature of the Company’s representative below, you and the Company hereby acknowledge your acceptance of this Award of PBRSUs granted on the Date of Grant indicated above, which has been issued under the terms and conditions of the Plan and the Performance Award Agreement. You further acknowledge receipt of a copy of the Plan and the Performance Award Agreement and agree to all of the terms and conditions of the Plan and the RSU Agreement, which are incorporated in this Award by reference.

HOLDER:	CIRRUS LOGIC, INC.

By:
Signature		Gregory S. Thomas

Printed Name

Date

10-2010